FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     NOVEMBER 12, 2002
                                                  ------------------------------


                           FLAG FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


GEORGIA                               000-24532               58-209417
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(State or other jurisdiction         (Commission            (IRS Employer
of incorporation)                    File Number)           Identification No.)


101 NORTH GREENWOOD STREET, LAGRANGE, GEORGIA                    30240
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:       (706) 845-5000
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          (Former name or former address, if changed since last report)


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ITEM 5.        OTHER EVENTS
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     On November 8, 2002, FLAG Bank, a wholly-owned subsidiary of FLAG Financial
Corporation ("FLAG"), acquired from Encore Bank, a federal savings association based in Houston, Texas, six branch offices located in the northern Atlanta metropolitan area under the terms of a Purchase and Assumption Agreement (the "Agreement") dated July 2, 2002 between FLAG Bank and Encore Bank. In the transaction, valued at $12.6 million, FLAG Bank assumed substantially all of the deposits, totaling over $95 million, at the branches as of the closing date and also acquired the real estate, personal property and other assets used in the operation of the branches. No loans were transferred or assumed in the transaction.

     In addition, under an Asset Purchase Agreement among FLAG, Bankers' Capital Group, LLC ("BCG") and Gulfstream Financial Services, Inc. dated November 12, 2002, FLAG has acquired approximately $23 million in loans, together with personal property and other assets held by BCG. The total purchase price for the assets was approximately $2.9 million in cash, with approximately $1.4 million paid at closing and the remaining $1.5 million to be paid over a three-year earn-out period. The acquisition will be accretive to FLAG's current earnings and will be accounted for as a purchase.

     Principals of BCG include FLAG's Chairman and CEO, Joseph W. Evans, board member William H. Anderson and executives J. Thomas Wiley, Jr. and Stephen W. Doughty. BCG's business was originally a part of Century South Banks, Inc. and was purchased by its principals following the sale of Century South to BB&T Corporation in 2001.

Finally, FLAG plans to relocate its headquarters and the charter of its banking subsidiary, FLAG Bank, to Atlanta, Georgia on or before December 31, 2002. Regulatory approval is pending. Upon receipt of regulatory approval, the headquarters of FLAG Financial Corporation and FLAG Bank will be located at 3475 Piedmont Road, N.E., Suite 550, Atlanta, Georgia 30305.

     A press release describing these transactions is attached as an exhibit to this Current Report on Form 8-K.


ITEM 7.        EXHIBITS
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               (c)  Exhibits
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               No.       Description
               ---       -----------

               99.1      Press Release dated November 12, 2002.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 21, 2002               FLAG FINANCIAL CORPORATION


                                       By:    /s/ J. Daniel Speight, Jr.
                                          ------------------------------------
                                              J. Daniel Speight, Jr.
                                              President

                                  EXHIBIT INDEX



     NO.          DESCRIPTION
     ---          -----------

     99.1         Press Release dated November 12, 2002.




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